UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22810

T. Rowe Price Global Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Report to Shareholders

Global Allocation Fund	April 30, 2016

The views and opinions in this report were current as of April 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks generated a slim overall gain in the six months ended April 30, 2016. Market performance varied widely, however, as investor sentiment swung from concerns about slowing global growth and slumping commodity prices to optimism about a resilient domestic economy and the Federal Reserve’s moderate approach to interest rate hikes. Stocks in international developed and emerging markets declined overall, but good gains in the latter half of the reporting period helped to offset some of the earlier losses. U.S. investment-grade and high yield bonds posted healthy gains but were outpaced by international developed and emerging markets bonds denominated in both U.S. dollars and local currencies.

Against this uneven backdrop, the Global Allocation Fund returned 0.21% for the six months ended April 30, 2016. (Results for the Advisor Class shares may differ, reflecting their different expense ratio, cash flows, and other factors.) The fund modestly trailed the Morningstar Global Allocation Index for the reporting period.

STRATEGY OVERVIEW

The fund’s broadly diversified portfolio seeks long-term total return through both capital appreciation and income from investments in U.S. and international stocks, bonds, cash, and alternative investments. The portfolio consists of approximately 60% stocks, 30% bonds and cash, and 10% alternative investments, with the flexibility to overweight or underweight segments of the portfolio relative to those broad allocations. International securities generally account for about 50% of the fund’s equity holdings and 40% of the total portfolio.

Supported by the global reach of T. Rowe Price’s proprietary investment management and research capabilities, we anticipate security selection to be the primary contributor of added value in the portfolio over the long term. We also seek to add value through tactical overweighting and underweighting of asset classes and sectors, reflecting the views of T. Rowe Price’s Asset Allocation Committee. The breadth of the underlying sectors, diversified across geography, asset classes, and investment strategies, provides the ability to position the portfolio where we see attractive opportunities in the context of current valuations as well as our outlook for the economic and market environment.

The fund’s global fixed income allocation emphasizes specific attributes designed to contribute to the overall portfolio in a range of economic environments. International bonds account for about one-third of the fixed income allocation and include local currency and dollar-denominated debt from developed and emerging markets, providing exposure to a broad range of foreign bond markets and currencies. Our holdings of U.S. investment-grade bonds provide important ballast in “risk off” environments, when investors gravitate toward higher-quality securities such as U.S. Treasuries. We maintain an allocation to high yield corporate bonds and emerging markets debt to take advantage of more attractive yields, as well as opportunities to add value within these sectors through security selection driven by T. Rowe Price’s fundamental credit research. The fund’s fixed income holdings include allocations to shorter-duration Treasury inflation protected securities (TIPS), which help to maintain purchasing power in an environment of rising inflation, and floating rate bank loans that could be beneficial contributors to the portfolio’s risk and return profile in an environment of rising interest rates.

In addition, the portfolio includes asset classes and strategies that enhance its risk/reward profile by moderating risk and providing diversification through exposure to sources of less correlated returns. These asset classes and strategies include a diversified allocation to hedge funds, currency hedged international equities, and an equity index option strategy.

An externally managed hedge fund-of-funds managed by Blackstone Hedge Fund Solutions accounts for approximately 10% of the portfolio. A hedge fund-of-funds with exposure to multiple hedge fund strategies and managers can benefit portfolio diversification by offering returns that have historically been less correlated with traditional (stock and bond) asset classes represented in the fund, which can help dampen portfolio volatility.

Hedging a portion of the fund’s developed market currency exposure back to the U.S. dollar helps moderate the foreign-exchange volatility associated with a significant international allocation while maintaining robust exposure to international investment opportunities. The equity index option strategy, which primarily involves selling call options on the Standard & Poor’s 500 Index, provides an alternative means of compensation for bearing the downside risk of equities. We expect this strategy to offer a return profile that is less correlated with equity market returns as it earns a premium in exchange for forgoing some of the equity market’s upside potential. The consistency of receiving the premium collected from selling index call options coupled with the lower equity exposure associated with writing the call option can provide a more stable pattern of returns, which can be particularly beneficial in an environment of modestly positive or negative equity market performance.

MARKET ENVIRONMENT

U.S. stocks generated a modest overall gain in what was a volatile environment for global stock markets. Sentiment was unsettled in the period’s opening months, due largely to concerns about sluggish growth overseas and the timing and scale of pending Fed interest rate hikes. With employment and other data showing that the U.S. economy was surprisingly resilient, the Fed eventually raised rates by a quarter-point in December. Markets breathed a temporary sigh of relief at the removal of this policy uncertainty, but sentiment soon soured again amid worries about the impact of slowing growth in Europe, Japan, and China. A renewed decline in oil and commodities prices early in 2016 weighed on energy and materials stocks and further undermined investor sentiment. A number of developments contributed to a market rebound that began in mid-February, helping to offset the earlier losses. Among the positive factors were renewed stimulus measures in key overseas markets, including Europe and China; stabilization in commodities prices; and news that the Fed ratcheted down its trajectory for more rate hikes over the remainder of 2016. According to various Russell indexes, U.S. mid-cap stocks gained slightly more than large-caps, while small-caps fell modestly. Value shares outpaced growth across all market capitalization ranges.

Stocks in developed European markets struggled for much of the period amid concerns about the impact of slowing global economic growth, particularly the sharper-than-expected slowdown in China. Declining commodity prices and turmoil over immigration added to the uncertainty. The market rallied in March and April after the European Central Bank (ECB), whose monetary policies were already highly accommodative, unveiled expanded stimulus measures that pushed certain interest rates into negative territory. Although bank shares fell to multiyear lows amid fears about their ability to generate profits in a negative-rate environment, they rebounded after the ECB announced a new lending facility to help counter the fallout from low rates. A rebound in commodity prices also supported equity markets in the latter months of the period.

Japanese equities declined but fared better than their European counterparts. Market sentiment was weak early in the period as Japan’s economic growth continued to disappoint despite a raft of stimulus measures over recent years. Concerns about slowing Chinese growth and the tumbling price of oil also weighed heavily on investor sentiment. Gross domestic product fell in the fourth quarter of 2015, wage growth was subdued, and domestic demand stayed weak. The Bank of Japan (BoJ) responded in early 2016 by introducing negative interest rates in order to combat deflationary pressures, and bank shares plummeted in response. On a positive note, efforts encouraging Japanese corporations to adopt a more shareholder-friendly management approach continued to progress and helped to boost share repurchases and increase dividend payments. The BoJ made no substantive policy changes in March and April, but a downgraded assessment of economic growth suggests that additional stimulus may be forthcoming.

Emerging markets stocks ended the period virtually unchanged, but returns for individual countries were widely mixed in a volatile environment. China’s slowdown, slumping commodity prices, and uncertainty about Fed policy weighed heavily on the asset class in the period’s opening months. Sentiment turned in February as Chinese officials stepped up efforts to stabilize the country’s economy and currency, while a rebound in materials prices lifted the outlook for commodity exporters such as Russia, Brazil, and Malaysia. Finally, moderating expectations for Fed rate hikes, coupled with further stimulus in Europe and Japan, stoked risk appetite. Developing Asian markets declined as losses in China and India outweighed gains in smaller Southeast Asian markets. Latin American markets rallied as commodity prices rebounded, with Brazil posting particularly strong gains.

U.S. bond returns were positive across all market segments. In the investment-grade universe, U.S. corporates led the way as modest domestic economic growth, stimulus efforts overseas, and restrained Fed policy supported sentiment. In February, a strong reversal in sentiment toward higher-risk asset classes, such as high yield and emerging markets bonds, boosted their prices, but ongoing demand for U.S. Treasuries—possibly from investors looking for higher-yielding alternatives to other high-quality government bonds—generally kept yields low. (Bond prices and yields move in opposite directions.) The energy- and commodity-heavy high yield market rebounded as prices for oil and other raw materials stabilized somewhat. Government bonds from international developed markets rallied strongly as both the ECB and the BoJ supplemented their stimulus efforts by cutting some lending rates into negative territory and expanding their quantitative easing programs. The dovish outlook for the Fed’s monetary policy and the rebound in oil prices boosted emerging markets bonds, with locally denominated debt posting particularly strong returns in dollar terms.

It was a volatile period for currencies. The Japanese yen wound up gaining more than 12% against the U.S. dollar while the euro strengthened nearly 4%. The UK pound weakened approximately 5% on rising concern that Britain could leave the European Union after a June referendum—the so-called Brexit scenario. Many emerging markets currencies offset earlier losses by appreciating sharply against the dollar in the period’s closing months as expanded economic stimulus efforts piqued investor appetite for riskier assets. The Chinese yuan and the Indian rupee ended the period having lost approximately 2.5% and 1.5% versus the dollar, respectively, while the Brazilian real gained more than 11%.

ASSET ALLOCATION STRATEGY

The number of compelling valuation opportunities has fallen after several years of strong market performance, with valuations at or above fair value across many segments. This is reflected in the number of smaller bets within our portfolio. While our positioning is near neutral across a number of market segments, we are still finding investment opportunities in select areas where valuations appear overly discounted to economic, market, and geopolitical uncertainties. We have a neutral position in stocks relative to bonds. While equity markets have largely recovered from February’s lows, earnings growth has fallen. As a result, valuations are modestly above historical averages with less near-term support from earnings and revenue growth and declining margins. With that said, low but durable economic growth should support most sectors. We expect modest returns from bonds as the current low-yield environment makes for a weak foundation, and higher interest rates should be a headwind once rates begin to rise again. However, the increase in rates should be gradual in light of subdued U.S. economic growth. Additionally, the low to negative yields across many overseas markets mean that yield-hungry investors are likely to support healthy demand for higher-yielding U.S. bonds.

We favor international equities versus U.S. stocks due to the former’s potential for stronger earnings growth and modestly more attractive valuations against a backdrop of aggressive economic stimulus and weaker currencies that should support export competitiveness. We note, however, the wide disparity in valuations across regions and sectors. European earnings and margins remain well below the levels seen before the 2008–2009 global financial crisis, while in the U.S., earnings and margins rebounded strongly and remain near peak levels. Within international equities, we favor emerging markets equities over developed markets but took advantage of the recent market rally to reduce the size of our overweight. Emerging markets valuations are below long-term historical averages relative to valuations in developed markets, but weak global trade and continued oversupply in the global commodities market pose near-term risks. Persistently low prices for oil and other raw materials should continue to weigh on commodity-dependent economies, while they benefit consumer-driven and service-oriented economies.

We are overweight global equities relative to real assets stocks. Prices for global energy and other commodities have fallen considerably as improved extraction technologies and increased production have raised supplies, while slower global economic growth and trade has dampened demand. Uncertainty is likely to persist within commodity-related sectors as companies reduce payrolls, cut capital spending, and divest assets to protect their balance sheets and meet their debt obligations. We are optimistic about real estate stocks. Fundamentals for developed markets real estate investment trusts (REITs) remain broadly positive, supported by modest economic growth and limited supply. Although REIT valuations are modestly above broader equities, and they remain sensitive to rising interest rates, the Fed’s gradual pace in normalizing its interest rate policy could soften the risk. Within REITs, we favor global over the U.S. Many overseas economies are at earlier stages of economic recovery, have more accommodative monetary policies, and offer lower interest rates than the U.S.

Among U.S. equities, we opened the period with a modest overweight to growth versus value stocks, moved to a neutral position, and then reestablished the overweight to growth. Growth stocks feature more attractive valuations and should benefit more from expectations for a protracted period of low economic growth. Growth sectors tend to be less dependent upon economic growth rates and have historically outperformed when growth is scarce. Additionally, fundamentals are likely to remain challenged for many cyclical sectors within value, particularly energy and financials, which can be more dependent on stronger economic growth, higher interest rates, and commodity demand. We favor large-cap stocks over small-caps but reduced the size of our overweight as relative valuations moved closer to their historical averages following a prolonged period of underperformance by small-caps. We remain mindful that elevated market volatility typically poses greater headwinds for small-caps.

Among international equities, we favor value over growth as valuations in traditionally defensive growth areas, such as consumer staples, appear expensive. However, we trimmed our overweight to value following the rally in energy- and commodity-related stocks. We are modestly overweight international small-cap stocks versus large-caps based on their potential to benefit from supportive monetary policies and improving domestic economies.

Within the portfolio’s broad fixed income allocation, we increased our exposure to diversifying sectors by adding to our high yield and emerging markets bond positions. We moved to an overweight position in high yield bonds after spreads rose to levels that historically offer attractive risk/reward potential. Although default rates are likely to rise, particularly among energy- and commodities-related issuers, they are currently below historical averages, and the market has already priced in the likelihood of further defaults. Within high yield, we favor floating rate bank loans due to their lower duration profile, lower exposure to commodities, senior status in the capital structure, and attractive yields.

We maintain a neutral position in international developed markets debt versus U.S. investment-grade bonds. Relatively strong economic growth and expectations of higher interest rates in the U.S. support the dollar, but the slow pace of interest rate hikes could limit the U.S. dollar’s appreciation potential. At the same time, despite their recent strength, the yen and euro remain vulnerable to further steps by the BoJ and the ECB to ease their respective monetary policies. We initiated a modest overweight to emerging markets bonds relative to U.S. investment-grade bonds based upon their attractive yields and reduced expectations for higher U.S. interest rates. Within our emerging markets bond allocation, we increased our overweight to emerging markets bonds denominated in local currencies due to their attractive yields, shorter duration profile, and recent stabilization in emerging markets currencies.

PORTFOLIO REVIEW

U.S. Stocks
U.S. stocks generally detracted from the fund’s absolute performance for the six-month period, although there were some bright spots. Chicken, beef, and pork processor Tyson Foods was a top-10 contributor. With its 2014 acquisition of Hillshire Brands, Tyson is in the early stages of a transformation into a branded food company with a higher growth trajectory and lower earnings volatility. Further, Tyson’s beef and pork segments, which account for 53% of revenues, have cyclical tailwinds that may be underappreciated in the current cycle. Several of our energy and materials firms also performed well in the wake of a rebound in prices for oil and other commodities. Among these were midstream oil and gas pipeline operator Spectra Energy, and integrated petroleum producer Chevron. Stocks in the industrials and business services sector weighed on results, as did our health care exposure. American Airlines, aircraft manufacturer Boeing, and global industrial conglomerate GE were among our weakest contributors. In the health care area, biotechnology companies Gilead Sciences, Regeneron Pharmaceuticals, and Celgene detracted from results. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

International Stocks
Although international stocks trailed U.S. equities, an overweight to emerging markets stocks and international small-cap stocks proved beneficial. Security selection in emerging markets was solidly positive but was mixed within international developed markets. In the energy sector, global oil exploration and production companies Total (France) and Royal Dutch Shell (UK) were among the fund’s strongest contributors as oil prices stabilized. A number of our developed markets financial stocks hurt returns, particularly as the banking industry struggled with concerns about the impact of negative interest rates on their ability to generate profits. Shares of Intesa Sanpaolo (Italy) were caught up in broader concerns about nonperforming loans and sluggish economic growth in Italy. However, we like the stock because it does not appear to have much exposure to the country’s loan problems and is positioned to benefit if Europe’s economy stays on the road to recovery. Royal Bank of Scotland (UK) and Barclays (UK) also had a negative effect on fund results. The rebound in commodity prices and accommodative monetary policies in some developing markets helped a number of our emerging markets financial stocks, including Itau Unibanco (Brazil), Sberbank (Russia), and Banco Bradesco (Brazil). Silver miner Fresnillo (Mexico) and clothing retailer Lojas Renner (Brazil) were also strong contributors.

Domestic Bonds
The portfolio’s U.S. fixed income allocation contributed positively to the fund’s six-month performance. Absolute returns were uniformly positive across all sectors of the domestic bond market, led by our allocation to core U.S. investment-grade debt. The fund’s U.S. investment-grade debt consists of a conservative core component and an allocation to TIPS. The core allocation emphasizes higher-quality, longer-duration bonds and is intended to provide ballast in an environment of heightened risk aversion. Within our core allocation, we favor intermediate-term U.S. investment-grade corporate bonds with higher credit quality. The TIPS allocation offers inflation protection through a broad range of U.S. TIPS across maturities, which generated healthy returns, and short-duration TIPS, which lagged with lesser gains. We have a neutral allocation between the two. The fund’s high yield bond portfolio performed well as higher prices for oil and other materials helped the commodities-heavy segment. Our preference for higher-quality floating rate bank loans benefited absolute performance.

International Bonds
The portfolio’s fixed income holdings also include international bonds, including developed and emerging markets sovereign and corporate bonds, denominated in both the U.S. dollar and local currencies. These international bonds can provide an additional source of diversification relative to our allocations to domestic bonds and equities. This allocation generated strong gains as the weaker U.S. dollar and aggressive stimulus from the ECB, BoJ, and the People’s Bank of China fed investor appetite for riskier assets. Emerging markets bonds denominated in local currencies recorded particularly strong gains.

Diversifying Strategies
The portfolio incorporates several diversifying components in order to moderate volatility and diversify risk over a full market cycle. These include a diversified hedge fund-of-funds allocation, currency-hedged international equities, and an equity index option strategy. For example, the equity index option strategy is expected to have a lower volatility profile than the broad stock market, while the hedge fund allocation is expected to have a volatility level comparable to bonds with potential value added from a broad range of underlying investment strategies and managers. The fund’s equity index option overlay and currency-hedged international equities allocation weighed on results for the period. Although our diversified hedge fund-of-funds allocation declined in absolute terms, it comfortably outpaced its underlying benchmark.

INVESTMENT OUTLOOK

We expect modest and uneven global economic growth as weak global trade and still-low commodity prices weigh on global economies. In the U.S., first-quarter economic growth came in at a modest 0.5% annualized rate, weighed down by a pullback in consumer spending, declining business investment, and weaker inventory building. Despite this, an improved job market, rising wages, and increasing household formation continue to provide some support. Core inflation, which excludes food and energy, is trending closer to the Fed’s 2% target rate. The Fed remains committed to normalizing its interest rate policy but will do so at a measured and gradual pace. Although corporate leverage has increased, balance sheets outside of the energy sector appear healthy and provide flexibility in the use of capital to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders through dividends and share repurchases. Weighed down by a strengthening dollar and low oil prices, we expect U.S. revenue and profit growth to fall in the first quarter, marking the fifth and fourth consecutive quarters of year-over-year declines, respectively.

European economic growth improved in the first quarter of 2016, expanding by 0.6% over the previous quarter and 1.6% on a year-over-year basis. Diminished fiscal headwinds, an improving credit environment, and aggressively expanded monetary stimulus are supporting growth, although recent euro strength raises concerns for exports. The ECB’s expanded quantitative easing program includes negative interest rates on some deposits, an increase in asset purchases from €60 billion to €80 billion per month, the inclusion of investment-grade nonbank corporate bonds, and special lending facilities to help banks deal with the challenging rate environment. The region’s economic recovery remains somewhat fragile, however, and still faces a number of risks. Significant structural issues remain in many countries, including high debt and elevated unemployment, while near-term risks include ongoing challenges with immigration and Brexit fears.

Despite years of stimulus efforts, Japan’s economy continues to be sluggish. The economy contracted by 0.3% in the fourth quarter versus the prior quarter, weighed down by slower consumption and housing investment. Weak consumption, tepid wage growth, and a strengthening yen present ongoing headwinds to growth. The magnitude of damage caused by the earthquakes in early April has increased the likelihood for additional fiscal spending and a delay in the consumption tax increase due in April 2017. The BoJ refrained from lowering interest rates further at its April meeting after surprising markets with a move toward negative rates earlier in the year. Weak global growth and a stronger yen are hindering efforts to meet the 2% inflation target, which the central bank has again been forced to extend the deadline for achieving.

Divergence persists across the fiscal conditions and monetary policies of emerging markets countries, with lower energy prices helping many with lower inflation, while other commodity-exporting economies face weaker growth. A number of major emerging markets economies remain in recession, including Russia and Brazil, and face declining growth and high inflation. Monetary policies vary widely as some central banks are raising interest rates to defend their currencies and dampen inflationary pressures, while others are lowering rates to stimulate growth. Worsening fiscal conditions in many countries have increased credit risk concerns and resulted in aggressive ratings downgrades for some sovereign debt, with Brazil’s rating lowered to junk status. After expanding by 6.9% in 2015, China’s economy slowed to 6.7% year-over-year growth in the first quarter of 2016. Chinese policymakers pledged to employ a full set of fiscal and monetary policy levers to achieve their 6.5% to 7.0% growth target for 2016.

Key risks to global markets include the varying impacts of divergent global monetary policies, including the potentially adverse consequences of negative interest rates and currency volatility. Political and policy uncertainties facing many countries already weighed down by weaker growth pose additional concerns. However, we believe that our portfolio’s broad diversification across asset classes, regions, and countries, as well as our ability to make changes in the fund’s allocations to help enhance its risk/reward profile, should help it post attractive risk-adjusted returns in an uncertain market environment. Thank you for investing with T. Rowe Price.

Respectfully submitted,

Charles M. Shriver
Chairman of the fund’s Investment Advisory Committee

May 16, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Call option: Gives the holder the right but not the obligation to buy a security or index at a specified price on or before a specified date. Writing a call option means selling it to collect the price, or premium.

Duration: A measure of a bond’s sensitivity to changes in interest rates. For example, a bond with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country.

Morningstar Global Allocation Index: An index that represents the performance of a portfolio of 60% global equities and 40% global bonds, with the allocation within each broad asset class determined by Morningstar’s asset allocation methodology and represented by Morningstar core equity and fixed income indexes.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	5/28/13 Through 10/31/13
NET ASSET VALUE				
Beginning of period	$ 10.82	$ 11.05	$ 10.46	$ 10.00
Investment activities				
Net investment income[(1)]	0.04[(2)]	0.11[(2)]	0.12[(2)]	0.03[(2)]
Net realized and unrealized gain / loss	(0.03)	(0.03)	0.54	0.43
Total from investment activities	0.01	0.08	0.66	0.46
Distributions				
Net investment income	(0.10)	(0.11)	(0.06)	–
Net realized gain	(0.07)	(0.20)	(0.01)	–
Total distributions	(0.17)	(0.31)	(0.07)	–
NET ASSET VALUE				
End of period	**$ 10.66**	**$ 10.82**	**$ 11.05**	**$ 10.46**

Ratios/Supplemental Data

Total return[(3)]	**0.11%**[(2)]	**0.83%**[(2)]	**6.35%**[(2)]	**4.60%**[(2)]
Ratio of total expenses to average net assets	1.08%[(2)(4)(5)]	1.08%[(2)(5)]	1.08%[(2)]	1.08%[(2)(4)]
Ratio of net investment income to average net assets	0.78%[(2)(4)]	1.00%[(2)]	1.10%[(2)]	0.78%[(2)(4)]
Portfolio turnover rate	28.8%	33.5%	33.4%	22.4%
Net assets, end of period (in thousands)	$ 7,001	$ 4,316	$ 2,203	$ 625

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 7. Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/28/18 and expenses permanently waived 0.08%, 0.08%, 0.07%, and 0.07% of average net assets for the periods ended 4/30/16, 10/31/15, 10/31/14, and 10/31/13, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

(5) Includes interest expense related to borrowings (See Note 8) equal to 0.01% and 0.01% of average net assets for the periods ended 4/30/16 and 10/31/15, respectively.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
ARGENTINA 0.1%		
Common Stocks 0.1%		
MercadoLibre (USD)	1,613	201
Tenaris (EUR)	297	4
Tenaris, ADR (USD)	1,177	32
Total Argentina (Cost $218)		237
AUSTRALIA 1.2%		
Asset-Backed Securities 0.1%		
Smart Trust Australia, Series 2014-1US, Class A3A 0.95%, 2/14/18 (USD)	16,480	16
Smart Trust Australia, Series 2015-3US, Class A3A 1.66%, 8/14/19 (USD)	90,000	90
		106
Common Stocks 1.1%		
Amcor	9,689	114
Australia & New Zealand Banking	7,471	138
Beach Energy	23,513	13
BHP Billiton Limited	6,064	95
Brambles	7,801	74
BT Investment Management	5,392	41
Challenger	11,656	79
Charter Hall Retail REIT	2,144	8
Cochlear	630	52
CSL	1,472	118
Downer EDI	28,625	81
Greencross	6,067	33
Incitec Pivot	31,160	76
James Hardie Industries, GDR	3,989	56
Macquarie Group	1,515	73
Myob	10,102	26
Orora	1,688	3
Primary Health Care Limited	18,176	48
QBE Insurance	7,636	65

Reliance Worldwide (1)	5,360	12
Rio Tinto	2,066	81
SAI Global	6,262	17
Scentre	22,686	81
South32 (1)	97,267	123
Stockland	2,628	9
Telstra	6,847	28
TFS	29,656	35
Vicinity Centres	7,958	20
Woodside Petroleum	3,114	67
WorleyParsons	5,787	31
		1,697
Corporate Bonds 0.0%		
Macquarie Bank, 1.65%, 3/24/17 (USD) (2)	25,000	25
Transurban Finance, 4.125%, 2/2/26 (USD) (2)	15,000	16
Westpac Banking, 2.25%, 7/30/18 (USD)	25,000	25
		66
Total Australia (Cost $1,816)		1,869
AUSTRIA 0.0%		
Common Stocks 0.0%		
Erste Group Bank (1)	2,308	67
Voestalpine	366	13
Total Austria (Cost $79)		80
BELGIUM 0.2%		
Common Stocks 0.2%		
Anheuser-Busch InBev	388	48
Delhaize	1,619	170
Umicore	1,872	93
		311

Corporate Bonds 0.0%		
Delhaize Group, 6.50%, 6/15/17 (USD)	25,000	26
		26
Total Belgium (Cost $266)		337
BRAZIL 0.8%		
Common Stocks 0.5%		
Ambev, ADR (USD)	4,700	26
BR Malls Participacoes	19,450	96
Brasil Brokers Participacoes (1)	19,500	10
BRF	1,960	28
BRF, ADR (USD)	3,220	46
Energias do Brasil	28,700	106
Iguatemi Empresa de Shopping Centers	2,500	19
Lojas Renner	46,500	279
Multiplan Empreendimentos	100	2
OdontoPrev	5,500	17
Raia Drogasil	4,721	76
Tim Participacoes, ADR (USD)	5,485	61
Vale, ADR (USD)	4,700	27
		793
Preferred Stocks 0.3%		
Banco Bradesco	8,692	66
Itau Unibanco	36,335	347
Marcopolo	12,400	9
		422
Total Brazil (Cost $1,092)		1,215
CANADA 1.2%		
Common Stocks 0.9%		
Advantage Oil & Gas (1)	200	1

Agnico Eagle Mines (USD)	700	33
Agnico Eagle Mines	500	24
Agrium (USD)	94	8
Aimia	7,300	50
ARC Resources	200	3
Barrick Gold (USD)	3,300	64
Brookfield Canada Office Properties	580	13
Canadian Natural Resources	3,900	117
Canadian Natural Resources (USD)	420	13
Canadian Pacific Railway (USD)	507	73
Canadian Pacific Railway	843	122
Canadian Real Estate Investment Trust	180	6
Cenovus Energy	500	8
Computer Modelling	1,440	12
Crew Energy (1)	300	1
Descartes Systems (1)	1,910	35
Eldorado Gold (USD)	2,600	11
First Quantum Minerals	600	5
Franco-Nevada	744	52
Goldcorp, Class A (USD)	2,570	52
Kelt Exploration (1)	1,360	5
Kinross Gold (USD) (1)	4,100	23
National Bank of Canada	5,385	192
New Gold (1)	3,260	15
NuVista Energy (1)	100	1
OceanaGold	4,000	14
Osisko Gold Royalties	1,150	15
Painted Pony Petroleum (1)	300	1
Peyto Exploration & Development	200	5
Pure Technologies	1,025	4
Raging River Exploration (1)	340	3
Seven Generations Energy (1)	1,940	34
Seven Generations Energy, Lock-Up Shares (1)	52	1
Silver Wheaton (USD)	1,122	24
Sun Life Financial	3,300	113

Suncor Energy (USD)	400	12
Teck Resources, Class B (USD)	900	11
Toronto-Dominion Bank	1,410	63
Tourmaline Oil (1)	982	23
TransCanada (USD)	590	25
Valeant Pharmaceuticals International (USD) (1)	12	—
Valeant Pharmaceuticals International (1)	369	12
West Fraser Timber	4,159	137
		1,436
Corporate Bonds 0.2%		
Bank of Montreal, 1.30%, 7/14/17 (USD)	25,000	25
Bank of Nova Scotia, 1.30%, 7/21/17 (USD)	25,000	25
Bank of Nova Scotia, 1.375%, 7/15/16 (USD)	25,000	25
Canadian Natural Resources, 3.45%, 11/15/21 (USD)	50,000	49
GoldCorp, 2.125%, 3/15/18 (USD)	25,000	25
Royal Bank of Canada, 2.20%, 7/27/18 (USD)	25,000	25
Seven Generations Energy, 8.25%, 5/15/20 (USD) (2)	2,000	2
Thomson Reuters, 0.875%, 5/23/16 (USD)	25,000	25
Toronto-Dominion Bank, 1.75%, 7/23/18 (USD)	65,000	66
TransCanada Pipelines, 2.50%, 8/1/22 (USD)	20,000	19
Valeant Pharmaceuticals, 5.875%, 5/15/23 (USD) (2)	62,000	52
		338
Government Bonds 0.1%		
Hydro-Quebec, 1.375%, 6/19/17 (USD)	25,000	25
Province of British Columbia, 2.00%, 10/23/22 (USD)	15,000	15
Province of New Brunswick, 2.75%, 6/15/18 (USD)	15,000	15
Province of Nova Scotia, 5.125%, 1/26/17 (USD)	15,000	15
Province of Ontario, 1.20%, 2/14/18 (USD)	15,000	15
Province of Ontario, 3.00%, 7/16/18 (USD)	40,000	42
Province of Quebec, 2.875%, 10/16/24 (USD)	50,000	52
		179
Total Canada (Cost $1,850)		1,953

CHILE 0.1%

Common Stocks 0.1%

Antofagasta (GBP)	4,374	31
Banco Santander Chile, ADR (USD)	1,487	29
SACI Falabella	6,200	47
Total Chile (Cost $110)		107

CHINA 2.2%

Common Stocks 2.1%

58.com, ADR (USD) (1)	1,459	80
Alibaba Group Holding, ADR (USD) (1)	4,448	342
Anhui Conch Cement, H Shares (HKD)	8,000	21
BAIC Motor, H shares (HKD)	26,000	22
Baidu, ADR (USD) (1)	2,263	440
Beijing Enterprises Holdings (HKD)	10,000	52
China Longyuan Power, H Shares (HKD)	43,000	29
China Mengniu Dairy (HKD)	73,000	123
China Overseas Land & Investment (HKD)	34,000	108
China Pacific Insurance, H Shares (HKD)	6,400	22
China Vanke, H Shares (HKD)	25,500	64
CNOOC (HKD)	30,000	37
CSPC Pharmaceutical (HKD)	74,000	65
Ctrip.com International, ADR (USD) (1)	3,306	144
Dongfeng Motor, H Shares (HKD)	22,000	24
Fosun International (HKD)	2,500	3
Fufeng (HKD)	97,000	30
Haier Electronics (HKD)	20,000	33
Hengan International Group (HKD)	11,000	98
Huaneng Renewables, H Shares (HKD)	84,000	25
Industrial & Commercial Bank of China, H Shares (HKD)	50,000	27
JD.com, ADR (USD) (1)	2,942	75
Luthai Textile, B Shares (HKD)	38,200	51
Minth Group (HKD)	16,000	42

FRANCE 1.9%

Common Stocks 1.9%

Air Liquide	548	62
Airbus	4,244	265
Altran Technologies	2,829	42
ArcelorMittal	3,511	20
AXA	7,407	187
Biomerieux	221	29
BNP Paribas	4,454	236
Danone	1,542	108
Edenred	1,734	34
Engie	6,085	100
Eurofins Scientific	155	58
Eutelsat Communications	2,795	87
Gecina	1,350	195
Havas	2,999	25
Iliad	208	45
Kering	306	52
Klepierre	382	18
L'Oreal	721	131
Legrand	1,580	90
Mersen	96	2
Nexans (1)	419	20
Nexity	301	16
Publicis Groupe	912	67
Rexel	5,435	82
Sanofi	2,136	176
Schneider Electric (1)	1,880	122
Spie (1)	1,597	31
Tarkett	907	30
Technip (1)	86	5
Total	2,862	144
Total, ADR (USD)	7,875	400
Unibail-Rodamco	328	88

Zodiac Aerospace	1,947	46
		3,013
Corporate Bonds 0.0%		
BNP Paribas, 1.375%, 3/17/17 (USD)	15,000	15
BNP Paribas, 2.70%, 8/20/18 (USD)	25,000	26
		41
Total France (Cost $2,991)		3,054
GEORGIA 0.0%		
Common Stocks 0.0%		
Georgia Healthcare (GBP) (1)	9,804	28
Total Georgia (Cost $25)		28
GERMANY 1.6%		
Common Stocks 1.6%		
Allianz	498	85
Aurubis	72	4
BASF	1,056	87
Bayer	3,773	435
BMW	677	62
Brenntag (5)	2,059	121
Commerzbank	3,127	29
Covestro (1)	1,205	48
CTS Eventim	1,210	42
Deutsche Bank	950	18
E.ON	3,781	39
Fresenius	3,872	282
Fresenius Medical Care	507	44
GEA Group	3,116	145
Leoni	2,397	86
Linde	680	104
Merck (1)	347	33

Munich Re	676	125
Norma	1,400	72
Scout24 Holding (1)	2,005	74
Siemens	1,241	130
Stabilus (1)	795	40
Takkt	1,492	31
Tele Columbus (1)	4,351	42
Telefonica Deutschland Holding	41,422	210
ThyssenKrupp	837	19
Wirecard	2,852	123
		2,530
Corporate Bonds 0.0%		
KfW, 0.875%, 9/5/17 (USD)	35,000	35
		35
Total Germany (Cost $2,460)		2,565
HONG KONG 1.2%		
Common Stocks 1.2%		
AIA Group	122,400	735
ASM Pacific Technology	3,900	28
Cheung Kong Property Holdings	32,416	222
CK Hutchison Holdings	31,916	382
Hongkong Land Holdings (USD)	12,700	81
Hysan Development	2,000	9
Jardine Matheson Holdings (USD)	1,700	94
Kerry Properties	11,000	30
Pacific Textiles	38,000	49
Samsonite International	47,100	152
SITC International Holdings	49,000	26
SmarTone Telecommunications Holdings	11,500	19
Sun Hung Kai Properties	7,333	93
Techtronic Industries	6,000	23
Wharf Holdings	2,000	11

Wynn Macau	14,400	21
Total Hong Kong (Cost $1,928)		1,975

INDIA 1.2%

Common Stocks 1.2%

Axis Bank	2,872	20
Axis Bank, GDR (USD)	4,675	167
Blue Dart Express	408	35
Britannia Industries	663	29
Container Corporation of India	1,680	34
CRISIL	853	25
Cummins India	2,052	27
Cyient	4,914	34
Emami	3,013	46
Glenmark Pharmaceuticals	2,901	36
HDFC Bank	1,516	31
Hexaware Technologies	7,952	29
Housing Development Finance	14,288	235
ICICI Bank	1,997	7
ICICI Bank, ADR (USD)	7,720	54
Infosys	864	16
Infosys, ADR (USD)	16,733	315
Ipca Laboratories	2,566	19
Maruti Suzuki India	780	45
NTPC Limited	86,278	182
Petronet LNG	29,575	117
Power Grid Corporation of India	47,927	104
SH Kelkar	6,769	23
Tata Consultancy	4,041	155
Tata Motors (1)	1,064	7
Tata Motors, ADR (USD) (1)	1,855	56
TTK Prestige	526	35

ITALY 0.4%

Common Stocks 0.4%

Banca Generali	1,347	40
Banca Mediolanum	10,473	86
Brunello Cucinelli	292	6
Ferrari (USD) (1)	60	3
Intesa Sanpaolo	43,072	119
Moncler	6,562	106
Prysmian	3,549	84
Telecom Italia	160,788	126
UniCredit	7,478	29
UniCredit, Rights, 5/10/16 (1)	8,600	—
Yoox Net-A-Porter (1)	1,288	38
Total Italy (Cost $625)		637

JAPAN 5.1%

Common Stocks 5.1%

Air Water	5,000	74
Aisin Seiki	1,100	42
Asahi Kasei	9,000	61
Ashikaga Holdings	11,400	34
Asics	1,400	28
Astellas Pharma	33,600	453
Bank of the Ryukyus	2,600	30
Benesse Holdings	3,100	88
Calbee	600	24
Central Japan Railway	500	88
Chugai Pharmaceutical	1,400	47
Chugoku Marine Paints	6,000	42
Credit Saison	11,800	216
CyberAgent	1,900	89
Daiichi Sankyo	7,000	164
Daiichikosho	900	38

Daio Paper	2,200	22
FANUC	500	73
Fujitec	5,000	49
Fujitsu General	3,000	52
Hamamatsu Photonics	1,300	36
Hikari Tsushin	1,600	120
Hitachi Metals	6,200	62
Honda Motor	10,100	268
Horiba	900	34
Hoshino Resorts REIT	4	49
Inpex	5,700	44
Invincible Investment	44	33
Japan Securities Finance	9,100	35
Japan Tobacco	8,900	365
JFE Holdings	400	5
JSR	5,700	78
Kadokawa Dwango	1,600	23
Kakaku.com	3,600	65
Kansai Paint	1,300	22
Kirin Holdings	4,300	62
Kobe Steel	3,500	3
Koito Manufacturing	4,300	185
Kyocera	3,600	176
Mabuchi Motor	600	30
Maruichi Steel Tube	100	3
METAWATER	2,100	59
Miraca Holdings	3,900	165
Mitsubishi	3,900	64
Mitsubishi Electric	31,000	327
Mitsubishi Estate	1,000	19
Mitsubishi Materials	3,000	9
Mitsubishi Motors	14,100	57
Mitsubishi UFJ Financial	12,600	57
Mitsubishi UFJ Lease & Finance	11,100	48
Mitsui Fudosan	2,500	60

Miura	2,000	37
Mori Hills REIT Investment	32	48
Musashi Seimitsu Industry	2,100	40
Nabtesco	1,700	38
Nakanishi	400	13
Nifco	1,100	53
Nihon Parkerizing	4,900	43
Nikkiso	4,300	33
Nippon Accommodations Fund	5	21
Nippon Ceramic	2,000	36
Nippon Kayaku	2,000	22
Nippon Prologis REIT	4	10
Nippon Seiki	3,000	57
Nippon Soda	5,000	26
Nippon Steel & Sumitomo Metal	800	16
Nippon Telegraph & Telephone	14,600	646
Nippon Yusen KK	11,000	21
Nissan Chemical Industries	1,400	37
Nisshin Steel	2,800	38
Obara Group	1,400	51
Olympus	2,300	89
Otsuka Holdings	2,300	90
Panasonic	7,000	62
Press Kogyo	12,600	43
Recruit Holdings	1,000	31
Sanwa Holdings	7,200	55
Sanyo Special Steel	1,000	5
Seria	600	36
Seven & i Holdings	3,900	160
Skylark	3,100	40
SMC	200	48
Softbank	2,200	116
Sony	1,400	34
Sony Financial	800	10
Sumitomo	35,700	370

MEXICO 0.5%

Common Stocks 0.4%		
America Movil, ADR (USD)	2,900	41
Concentradora Fibra Danhos	10,600	24
Credito Real	9,527	21
Fibra Uno Administracion	21,700	51
Fresnillo (GBP)	5,773	94
Grupo Financiero Santander Mexico, Class B, ADR (USD)	19,602	179
Grupo Lala	9,500	25
Grupo Mexico	7,700	20
Industrias Penoles	660	10
Wal-Mart de Mexico	46,793	116
		581
Corporate Bonds 0.1%		
America Movil, 5.625%, 11/15/17 (USD)	25,000	27
Pemex Project Funding Master Trust, 6.625%, 6/15/35 (USD)	20,000	20
Petroleos Mexicanos, 3.50%, 7/23/20 (USD)	15,000	15
Petroleos Mexicanos, 5.50%, 6/27/44 (USD)	25,000	22
Petroleos Mexicanos, 6.00%, 3/5/20 (USD)	20,000	21
Petroleos Mexicanos, 6.375%, 2/4/21 (USD) (2)	20,000	22
Southern Copper, 5.875%, 4/23/45 (USD)	55,000	51
		178
Government Bonds 0.0%		
United Mexican States, 4.75%, 3/8/44 (USD)	60,000	61
		61
Total Mexico (Cost $783)		820

NETHERLANDS 1.0%

Common Stocks 0.9%		
Aalberts Industries	1,338	46
Aalberts Industries, Rights, 5/26/16 (1)	1,338	—
Altice, Class A (1)(5)	4,984	76

Altice, Class B (1)(5)	398	6
ASML Holding (1)	1,867	181
Constellium (USD) (1)	897	5
IMCD	1,345	54
ING Groep, GDR	32,968	404
Intertrust (1)	1,275	26
Kendrion	1,097	27
Kendrion, Rights, 5/22/16 (1)	1,097	—
Koninklijke Ahold	3,772	82
Koninklijke DSM	2,274	140
Koninklijke Philips	4,670	128
Koninklijke Vopak	61	3
NXP Semiconductors (USD) (1)	3,474	296
SBM Offshore	395	5
SBM Offshore, Rights, 5/3/16 (1)	395	—
		1,479
Corporate Bonds 0.1%		
Shell International Finance, 3.25%, 5/11/25 (USD)	75,000	78
Voya Financial, FRN, 2.90%, 2/15/18 (USD)	25,000	25
		103
Total Netherlands (Cost $1,481)		1,582
NEW ZEALAND 0.1%		
Common Stocks 0.1%		
Fisher & Paykel Healthcare, Class C	11,485	73
Fletcher Building	14,207	83
Total New Zealand (Cost $132)		156
NORWAY 0.3%		
Common Stocks 0.3%		
Aker Solutions (1)	1,339	5
DNB	20,451	262

Statoil	5,868	104
Storebrand, Class A (1)	12,599	53
Subsea 7 (1)	6,356	58
XXL	4,628	56
		538
Corporate Bonds 0.0%		
Statoil, 1.20%, 1/17/18 (USD)	20,000	20
		20
Total Norway (Cost $556)		558
PANAMA 0.0%		
Government Bonds 0.0%		
Republic of Panama, 6.70%, 1/26/36 (USD)	25,000	32
Total Panama (Cost $28)		32
PERU 0.0%		
Common Stocks 0.0%		
Compania de Minas Buenaventura, ADR (USD) (1)	2,100	21
Southern Copper (USD)	574	17
Total Peru (Cost $30)		38
PHILIPPINES 0.2%		
Common Stocks 0.2%		
BDO Unibank	19,930	42
GT Capital Holdings	1,755	51
SM Investments	4,261	86
Universal Robina	22,710	101
Total Philippines (Cost $243)		280

POLAND 0.0%		
Government Bonds 0.0%		
Republic of Poland, 3.25%, 4/6/26 (USD)	55,000	55
Total Poland (Cost $55)		55
RUSSIA 0.3%		
Common Stocks 0.3%		
Magnit, GDR (USD)	4,675	162
Mail.Ru, GDR (USD) (1)	1,532	31
MMC Norilsk Nickel, ADR (USD)	8,691	128
Sberbank, ADR (USD)	20,090	161
Yandex, Class A (USD) (1)	1,315	27
Total Russia (Cost $519)		509
SINGAPORE 0.3%		
Common Stocks 0.3%		
CapitaLand Mall Trust	9,700	15
ComfortDelGro	45,600	98
DBS Group	8,800	100
Sembcorp Industries	8,400	18
United Overseas Bank	11,500	159
Venture	3,100	19
Wilmar International	28,200	78
		487
Preferred Stocks 0.0%		
Flipkart, Series G, Acquisition Date: 12/17/14 Cost $7 (USD) (1)(3)(4)	55	7
Flipkart, Series H, Acquisition Date: 4/17/15 Cost $3 (USD) (1)(3)(4)	23	3
		10
Total Singapore (Cost $509)		497

SOUTH AFRICA 0.4%

Common Stocks 0.4%

Aspen Pharmacare Holdings	4,232	100
FirstRand	24,885	80
Mr. Price	2,726	35
Naspers, N Shares	403	55
Sanlam	18,516	90
Shoprite Holdings	8,344	100
Woolworths Holdings	18,358	118
Total South Africa (Cost $614)		578

SOUTH KOREA 1.1%

Common Stocks 1.1%

AfreecaTV	1,660	42
CJ CheilJedang	107	36
Eo Technics	402	40
GS Retail	644	30
Haitai Confectionery & Foods, Lock-Up Shares Acquisition Date: 4/26/16, Cost $5 (1)(3)	384	5
Hyundai Glovis	115	19
Hyundai Mobis	472	108
Hyundai Motor	702	88
Hyundai Steel	95	5
Interpark	1,919	33
Korea Zinc	31	14
Korean Reinsurance	2,993	35
KT	2,038	56
KT&G	1,792	194
LEENO Industrial	593	22
LG Household & Health Care	316	279
LIG Nex1	559	44
NAVER	314	187
Osstem Implant (1)	621	39
POSCO	89	19

SWITZERLAND 2.1%

Common Stocks 2.1%

ABB	3,460	73
Credit Suisse	10,699	163
DKSH Holding	756	49
Dufry (1)	373	49
Emmi	44	26
GAM Holding	10,955	143
Julius Baer	2,367	101
Luxoft Holding (USD) (1)	610	35
Nestle	6,409	478
Novartis	8,408	642
Partners Group Holding	203	84
PSP Swiss Property	1,237	119
Richemont, Class A	709	47
Roche Holding	2,735	691
Sfs	514	37
Sonova	198	27
Sulzer	1,047	96
Syngenta	360	144
Syngenta, ADR (USD)	150	12
Tecan	441	61
Vat (1)	722	40
Zurich Insurance Group	1,074	240
Total Switzerland (Cost $3,556)		3,357

TAIWAN 0.8%

Common Stocks 0.8%

Addcn Technology	2,600	20
Catcher Technology	19,000	134
China Life Insurance	28,070	21
Delta Electronics	8,682	40
Largan Precision	1,000	71

Quanta Computer	21,000	34
Taiwan Semiconductor Manufacturing	163,000	758
Uni-President Enterprises	70,910	128
Total Taiwan (Cost $1,081)		1,206

THAILAND 0.2%

Common Stocks 0.2%		
BEC World	37,100	28
CP ALL	67,700	89
Kasikornbank, NVDR	16,800	80
Major Cineplex	40,500	36
Siam Cement	1,800	25
Siam Cement, NVDR	1,700	24
Total Thailand (Cost $291)		282

TURKEY 0.1%

Common Stocks 0.1%		
BIM Birlesik Magazalar	4,360	96
Turkiye Garanti Bankasi	46,617	144
Total Turkey (Cost $211)		240

UNITED ARAB EMIRATES 0.2%

Common Stocks 0.2%		
Air Arabia	106,833	36
DP World (USD)	8,931	169
Emaar Malls Group	42,086	33
Emaar Properties	25,945	48
First Gulf Bank	10,975	39
Total United Arab Emirates (Cost $315)		325

UNITED KINGDOM 6.7%

Common Stocks 6.6%

Abcam	6,933	60
Anglo American	1,848	21
ARM Holdings	7,145	98
Ascential (1)	15,384	51
Aviva	60,681	383
Barclays, ADR (USD)	9,021	91
BHP Billiton	6,858	93
Booker	7,691	18
Burberry	13,055	227
Capita	11,753	172
Centamin	10,748	19
Close Brothers Group	1,002	18
Compass Group	10,340	184
Croda International	49	2
Derwent London	235	11
DFS Furniture	9,298	41
Diageo	4,089	110
Direct Line Insurance	40,321	213
easyJet	2,556	55
Ebiquity	11,019	21
Exova	16,067	38
Experian	15,738	288
Flybe (1)	25,140	22
Genus	302	7
GKN	39,082	159
GlaxoSmithKline, ADR (USD)	5,646	242
Glencore	19,837	47
Great Portland Estates	970	11
Hammerson	1,157	10
Hays	19,208	36
Huntsworth	19,196	12
Imperial Brands	2,160	117

Informa	3,209	31
Intermediate Capital	4,513	40
Investec	21,003	160
IP (1)	10,475	26
IQE (1)	130,474	38
John Wood	546	5
Jupiter Fund Management	9,779	60
Just Eat (1)	10,115	57
Kingfisher	34,401	183
Liberty Global, Class A (USD) (1)	3,509	132
Liberty Global, Class C (USD) (1)	1,137	46
Liberty Global, Series C (USD) (1)	6,244	229
LivaNova (USD) (1)	1,200	63
LivaNova, London Shares (USD) (1)	406	22
Lloyds Banking Group	368,496	361
London Stock Exchange	862	34
Majestic Wine (1)	6,868	44
Marks & Spencer Group	30,259	187
McCarthy & Stone	10,185	35
National Grid	15,764	225
Next	1,147	85
Ophir Energy (1)	3,701	4
Oxford Instruments	3,966	38
Paypoint	3,714	46
Paysafe (1)	9,085	51
Persimmon	4,803	139
Petra Diamonds	10,745	19
Pets At Home	10,402	37
Playtech	6,367	75
Polypipe	8,902	38
Prudential	7,674	151
Randgold Resources	477	47
Rathbone Brothers	850	25
Renishaw	352	10
Rio Tinto	2,422	81

Rolls-Royce	13,608	133
Rolls-Royce, Entitlement Shares (1)	966,168	1
Royal Bank of Scotland (1)	78,248	263
Royal Dutch Shell, ADR (USD)	7,554	400
Royal Dutch Shell, B Shares	5,183	135
Royal Dutch Shell, B Shares, ADR (USD)	9,198	491
RSA Insurance Group	37,892	254
SABMiller (ZAR)	2,563	156
SABMiller	1,278	78
Serco Group (1)	20,451	29
Shaftesbury	1,621	22
Shire	2,361	147
Shire, ADR (USD)	611	114
Signet Jewelers (USD)	744	81
Sky	24,159	331
Smith & Nephew	1,632	28
Spirax Sarco Engineering	654	33
Sports Direct International (1)	13,105	74
SSE	8,460	187
Standard Chartered (5)	15,945	129
Standard Life	7,841	37
Ted Baker	1,311	46
Tesco (1)	20,104	51
Travelport Worldwide (USD)	1,500	21
Tyman	4,960	21
Unilever	5,810	259
Victrex	4,044	83
Vodafone	48,097	154
Vodafone, ADR (USD)	12,900	422
Volution	17,133	41
WANdisco (1)	3,666	11
William Hill	25,377	116
WPP	19,192	448
Xaar	4,024	28
Xchanging (1)	18,950	52

YouGov	18,549	41
		10,618
Corporate Bonds 0.1%		
Abbey National Treasury Services, 1.375%, 3/13/17 (USD)	25,000	25
Abbey National Treasury Services, 2.35%, 9/10/19 (USD)	25,000	25
BP Capital Markets, 1.375%, 11/6/17 (USD)	20,000	20
HSBC Holdings, 5.10%, 4/5/21 (USD)	20,000	22
Rio Tinto Finance USA, 1.375%, 6/17/16 (USD)	25,000	25
		117
Total United Kingdom (Cost $11,203)		10,735
UNITED STATES 60.6%		
Common Stocks 23.1%		
Abbott Laboratories	1,200	47
Acadia Realty Trust, REIT	489	16
Activision Blizzard	175	6
AES	20,044	224
Aetna	3,873	435
Agilent Technologies	5,493	225
Air Products & Chemicals	152	22
Airgas	58	8
Alaska Air Group	629	44
Alcoa	2,090	23
Alexander & Baldwin	119	5
Alexandria Real Estate, REIT	131	12
Alexion Pharmaceuticals (1)	1,649	230
Allergan (1)	1,039	225
Alphabet, Class A (1)	332	235
Alphabet, Class C (1)	1,196	829
Amazon.com (1)	2,063	1,361
American Airlines	8,367	290
American Campus Communities, REIT	442	20
American Electric Power	2,384	151

American International Group	945	53
American Tower, REIT	4,466	468
Ameriprise Financial	4,506	432
AmerisourceBergen	26	2
Analog Devices	460	26
Anthem	3,311	466
Aon	52	5
Apache	79	4
Apple	7,788	730
Ashland	1,993	222
Atmos Energy	270	20
AutoZone (1)	189	145
AvalonBay Communities, REIT	397	70
Avery Dennison	70	5
Baker Hughes	990	48
Ball	173	12
Bank of New York Mellon	12,072	486
Baxalta	477	20
Becton, Dickinson & Company	2,292	370
Bemis	150	8
Biogen (1)	303	83
Black Knight Financial Service, Class A (1)	1,967	63
BlackRock	345	123
Boeing	3,364	453
Boston Properties, REIT	354	46
Bristol-Myers Squibb	4,269	308
Broadcom	866	126
Bunge Limited	550	34
CA	3,440	102
Cabot Oil & Gas	50	1
Camden Property Trust, REIT	276	22
Cardinal Health	716	56
CarMax (1)	1,869	99
Carnival	2,966	145
Carpenter Technology	70	2

CBOE Holdings	1,005	62
Celanese, Series A	85	6
Celgene (1)	1,472	152
CenterPoint Energy	11,112	238
CF Industries	455	15
Charter Communications, Class A (1)	4	1
Chevron	1,650	169
Chipotle Mexican Grill (1)	132	56
Chubb	53	6
Cigna	1,226	170
Cimarex Energy	393	43
Cisco Systems	9,905	272
Citigroup	12,062	558
CME Group	39	4
Coca-Cola Enterprises	1,447	76
Cognizant Technology Solutions (1)	139	8
Columbia Pipeline	130	3
Comcast, Class A	4,086	248
ConAgra	3,877	173
Concho Resources (1)	536	62
Constellation Brands, Class A	273	43
Cooper Companies	624	96
Corporate Office Properties Trust, REIT	260	7
Costco Wholesale	99	15
Crown Castle International, REIT	1,014	88
CVS Health	777	78
Danaher	5,358	518
DCT Industrial Trust, REIT	465	19
Delphi Automotive	467	34
Delta Air Lines	1,646	69
Diamondback Energy (1)	123	11
Dollar General	1,821	149
Douglas Emmett, REIT	1,399	45
Dow Chemical	1,600	84
Dril-Quip (1)	150	10

DTE Energy	17	2
E*TRADE Financial (1)	3,112	78
EastGroup Properties, REIT	134	8
Eaton	1,083	69
Ecolab	98	11
Edison International	180	13
EI du Pont de Nemours	1,049	69
Electronic Arts (1)	559	35
Eli Lilly	803	61
Endo International (1)	1,300	35
Entergy	275	21
EOG Resources	148	12
EPAM Systems (1)	259	19
EQT	1,166	82
Equifax	844	101
Equity Residential, REIT	642	44
Essex Property Trust, REIT	217	48
Estee Lauder, Class A	174	17
Exelon	9,826	345
Exxon Mobil	1,122	99
Facebook (1)	7,127	838
Federal Realty Investment Trust, REIT	325	49
FedEx	415	69
Fidelity National Information	95	6
Fifth Third Bancorp	2,300	42
FirstEnergy	7,648	249
Fiserv (1)	2,100	205
FleetCor Technologies (1)	22	3
Flotek Industries (1)	290	3
Flowserve	458	22
FMC Technologies (1)	350	11
FNF	1,823	58
Freeport-McMoRan	1,300	18
GE	24,654	758
General Growth Properties, REIT	2,132	60

Genworth Financial, Class A (1)	18,185	62
Gilead Sciences	3,065	270
Goldman Sachs	865	142
Gulfport Energy (1)	400	13
Halliburton	245	10
Hanesbrands	1,983	58
Harman International	598	46
HCA Holdings (1)	5,347	431
Healthcare Realty Trust, REIT	614	19
Henry Schein (1)	229	39
Hess	60	4
Highwoods Properties, REIT	338	16
Hilton Worldwide Holdings	4,080	90
Hologic (1)	190	6
Home Depot	920	123
Host Hotels & Resorts, REIT	826	13
Humana	159	28
IHS (1)	101	12
Illinois Tool Works	325	34
Incyte (1)	122	9
Ingredion	1,455	167
Intercontinental Exchange	463	111
International Flavors & Fragrances	38	5
International Paper	5,544	240
Intuit	29	3
Intuitive Surgical (1)	320	200
J.B. Hunt Transport Services	561	46
Johnson Controls	5,078	210
JPMorgan Chase	11,374	719
Juniper Networks	6,969	163
Kansas City Southern	1,714	162
KeyCorp	6,185	76
Keysight Technologies (1)	3,582	93
Kilroy Realty, REIT	397	26
Kimco Realty, REIT	1,242	35

Kohl's	800	35
Kosmos Energy (1)	1,530	10
Kraft Heinz	32	3
Kroger	73	3
L Brands	311	24
Las Vegas Sands	3,478	157
Liberty SiriusXM, Class C (1)	823	26
LinkedIn (1)	170	21
Lowe's	5,915	450
Macerich Company, REIT	567	43
Mallinckrodt (1)	3,291	206
Marathon Petroleum	350	14
Marriott, Class A (6)	2,244	157
Marsh & McLennan	6,631	419
Martin Marietta Materials	957	162
Masco	1,895	58
MasterCard, Class A	5,218	506
Matador Resources (1)	394	8
Mattel	6,265	195
McDonald's	24	3
McKesson	842	141
Medtronic	5,657	448
Memorial Resource Development (1)	232	3
MetLife	9,687	437
MGM Growth Properties, Class A, REIT (1)	938	21
MGM Resorts International (1)	1,980	42
Micron Technology (1)	3,900	42
Microsoft	17,659	881
Middleby (1)	473	52
Molson Coors Brewing, Class B	124	12
Mondelez International	83	4
Monsanto	34	3
Monster Beverage (1)	68	10
Morgan Stanley	15,839	429
MRC Global (1)	500	7

Murphy USA (1)	90	5
Mylan (1)	5,486	229
Netflix (1)	1,835	165
Newmont Mining	1,400	49
Nike, Class B	1,272	75
NiSource	695	16
Northern Trust	168	12
Northrop Grumman	87	18
Norwegian Cruise Line Holdings (1)	3,598	176
NRG Energy	1,900	29
Nucor	614	31
O'Reilly Automotive (1)	420	110
Occidental Petroleum	1,620	124
Oceaneering International	190	7
Pacira Pharmaceuticals (1)	792	43
Palo Alto Networks (1)	340	51
Paramount, REIT	500	8
PayPal Holdings (1)	2,409	94
PDC Energy (1)	138	9
Pebblebrook Hotel Trust, REIT	266	7
Pentair	1,172	68
Pfizer	21,070	689
PG&E	6,578	383
Philip Morris International	7,990	784
Pioneer Natural Resources	155	26
PolyOne	170	6
Post Properties, REIT	39	2
PPG Industries	213	24
Praxair	58	7
Priceline (1)	646	868
Prologis, REIT	1,319	60
PS Business Parks, REIT	142	14
Public Storage, REIT	212	52
PVH	15	1
Raytheon	36	5

Red Hat (1)	747	55
Regency Centers, REIT	657	48
Regeneron Pharmaceuticals (1)	149	56
RLJ Lodging Trust, REIT	280	6
Rockwell Collins	77	7
Roper Technologies	943	166
Ross Stores	1,268	72
Royal Caribbean Cruises	741	57
RPC	500	8
RPM	493	25
S&P Global	97	10
salesforce.com (1)	5,448	413
Schlumberger	143	11
ServiceNow (1)	1,675	120
Sherwin-Williams	190	55
Silver Run Acquisition, Equity Units (1)	260	3
Simon Property Group, REIT	639	129
Sirius XM Holdings (1)	35,959	142
SL Green Realty, REIT	490	51
Spectra Energy	8,694	272
SPX FLOW (1)	200	6
Starbucks	3,315	186
State Street	3,364	210
Steel Dynamics	160	4
Stryker	767	84
Sunstone Hotel Investors, REIT	1,056	14
Synchrony Financial (1)	63	2
Synergy Resources (1)	300	2
T-Mobile US (1)	1,882	74
Taubman Centers, REIT	122	8
TD Ameritrade Holding	10,543	314
TE Connectivity	977	58
Tempur Sealy International (1)	1,388	84
Terreno Realty, REIT	353	8
Tesco	250	2

Tesla Motors (1)	331	80
Texas Instruments	2,758	157
Textron	302	12
Thermo Fisher Scientific	2,286	330
Time Warner	44	3
TripAdvisor (1)	719	46
TSC	695	66
Twenty-First Century Fox	1,200	36
Twenty-First Century Fox, Class A	3,098	94
Tyco International	2,066	80
Tyson Foods, Class A	11,513	758
U.S. Bancorp	480	20
Union Pacific	71	6
United Continental (1)	3,149	144
United Technologies	150	16
UnitedHealth Group	2,036	268
Urban Edge Properties, REIT	801	21
Valero Energy	100	6
Valmont Industries	10	1
VEREIT, REIT	900	8
VeriSign (1)(6)	1,515	131
Vertex Pharmaceuticals (1)	2,039	172
Visa, Class A	6,101	471
Vornado Realty Trust, REIT	444	43
Vulcan Materials	187	20
Wabtec	374	31
Wal-Mart	2,483	166
Walgreens Boots Alliance	4,820	382
Walt Disney	1,179	122
Watts Water Technologies, Class A	110	6
Wec Energy	61	4
Weingarten Realty Investors, REIT	461	17
Wells Fargo	1,751	88
Western Digital	4,055	166
Westrock	368	15

Weyerhaeuser, REIT	6,248	201
Whirlpool	730	127
Willis Towers Watson	63	8
Workday (1)	99	8
Worthington Industries	110	4
XL Group	8,555	280
Yum! Brands	72	6
Zoetis	1,025	48
		37,201
Convertible Preferred Stock 0.0%		
Dropbox, Series C, Acquisition Date: 1/30/14 Cost $6 (1)(3)(4)	331	3
		3
Convertible Bonds 0.0%		
Forest City Enterprises, 4.25%, 8/15/18	3,000	3
		3
Corporate Bonds 4.7%		
21st Century Fox America, 4.50%, 2/15/21	20,000	22
21st Century Fox America, 4.95%, 10/15/45	70,000	78
21st Century Fox America, 5.65%, 8/15/20	20,000	23
AbbVie, 1.75%, 11/6/17	20,000	20
AbbVie, 4.50%, 5/14/35	30,000	31
Actavis Funding, 3.45%, 3/15/22	45,000	46
Actavis Funding, 4.55%, 3/15/35	15,000	15
Actavis Funding, 4.75%, 3/15/45	40,000	40
Aetna, 2.20%, 3/15/19	15,000	15
Agilent Technologies, 3.875%, 7/15/23	65,000	67
AHS Hospital, 5.024%, 7/1/45	20,000	21
Altria Group, 4.75%, 5/5/21	20,000	23
Amazon.Com, 3.30%, 12/5/21	65,000	70
American Airlines, 3.375%, 11/1/28	34,292	35
American Airlines, 3.70%, 4/1/28	31,969	33
American Campus Communities, 3.35%, 10/1/20	10,000	10

American Express, 5.50%, 9/12/16	15,000	15
American Express Credit, 2.125%, 7/27/18	25,000	25
American International Group, 2.30%, 7/16/19	15,000	15
American International Group, 3.30%, 3/1/21	70,000	72
Ameriprise Financial, 7.30%, 6/28/19	20,000	23
Amgen, 2.125%, 5/15/17	25,000	25
Anadarko Petroleum, 4.85%, 3/15/21	40,000	42
Anthem, 4.65%, 1/15/43	20,000	21
AON, 2.80%, 3/15/21	65,000	66
AON, 3.875%, 12/15/25	25,000	26
Appalachian Power, 4.45%, 6/1/45	40,000	42
Apple, 1.00%, 5/3/18	20,000	20
Apple, 3.20%, 5/13/25	75,000	79
Arrow Electronics, 3.00%, 3/1/18	20,000	20
Arrow Electronics, 4.00%, 4/1/25	10,000	10
Ascension Health, 3.945%, 11/15/46	65,000	67
AT&T, 1.40%, 12/1/17	25,000	25
AT&T, 2.40%, 3/15/17	25,000	25
AT&T, 2.95%, 5/15/16	15,000	15
AT&T, 3.00%, 6/30/22	25,000	25
AutoZone, 3.125%, 4/21/26	20,000	20
Baltimore Gas & Electric, 3.35%, 7/1/23	25,000	26
Bank of America, 2.65%, 4/1/19	105,000	107
Bank of America, 4.125%, 1/22/24	75,000	79
Baxalta, 2.00%, 6/22/18 (2)	5,000	5
BB&T, 2.05%, 6/19/18	15,000	15
Berkshire Hathaway, 1.55%, 2/9/18	25,000	25
Berkshire Hathaway, 2.75%, 3/15/23	35,000	36
Berkshire Hathaway Energy, 5.15%, 11/15/43	25,000	30
Biogen, 3.625%, 9/15/22	90,000	95
Boardwalk Pipelines, 4.95%, 12/15/24	10,000	9
Brixmor Operating Partnership, 3.875%, 8/15/22	20,000	20
Bunge Finance, 5.90%, 4/1/17	25,000	26
Bunge Limited Finance, 3.50%, 11/24/20	45,000	46
Burlington Northern Santa Fe, 3.05%, 9/1/22	65,000	69

Cameron International, 1.40%, 6/15/17	25,000	25
Catholic Health Initiatives, 2.95%, 11/1/22	25,000	25
CC Holdings, 3.849%, 4/15/23	25,000	26
Celgene, 2.30%, 8/15/18	25,000	25
Celgene, 3.55%, 8/15/22	50,000	52
Charter Communications Operating, 4.464%, 7/23/22 (2)	50,000	53
Chevron, 2.427%, 6/24/20	25,000	26
Citigroup, 1.80%, 2/5/18	25,000	25
Citigroup, 2.15%, 7/30/18	75,000	76
Citigroup, 4.45%, 9/29/27	70,000	71
CMS Energy, 4.875%, 3/1/44	25,000	28
CNA Financial, 3.95%, 5/15/24	5,000	5
CNA Financial, 5.875%, 8/15/20	25,000	28
Columbia Pipeline Group, 3.30%, 6/1/20 (2)	40,000	41
Concho Resources, 7.00%, 1/15/21	2,000	2
Cox Communications, 6.25%, 6/1/18 (2)	25,000	27
Crown Castle International, 3.70%, 6/15/26	40,000	40
CVS Caremark, 3.50%, 7/20/22	40,000	43
Danaher, 2.40%, 9/15/20	40,000	41
DCP Midstream Operating, 3.875%, 3/15/23	25,000	22
DDR, 3.375%, 5/15/23	25,000	24
DDR, 4.25%, 2/1/26	65,000	67
Delphi, 4.15%, 3/15/24	15,000	16
Delta Airlines, ETC, 4.25%, 7/30/23	38,742	39
Discover Financial Servicers, 3.75%, 3/4/25	15,000	15
Dominion Resources, 2.50%, 12/1/19	20,000	20
Dow Chemical, 4.25%, 11/15/20	13,000	14
Duke Energy, 1.625%, 8/15/17	25,000	25
Duke Energy, 2.10%, 6/15/18	25,000	25
Eaton Vance, 3.625%, 6/15/23	15,000	16
Electronic Arts, 3.70%, 3/1/21	15,000	16
Enbridge Energy Partners, 5.20%, 3/15/20	25,000	26
Energy Transfer Partners, 5.20%, 2/1/22	20,000	20
EnLink Midstream Partners, 2.70%, 4/1/19	5,000	5
Enterprise Products Operations, 3.35%, 3/15/23	25,000	25

Enterprise Products Operations, 3.95%, 2/15/27	15,000	16
EQT Midstream Partners, 4.00%, 8/1/24	25,000	22
ERAC USA Finance, 2.75%, 3/15/17 (2)	20,000	20
ERAC USA Finance, 2.80%, 11/1/18 (2)	5,000	5
Eversource Energy, 1.60%, 1/15/18	5,000	5
Exelon Generation, 5.20%, 10/1/19	25,000	27
Exelon Generation, 6.25%, 10/1/39	15,000	16
Expedia, 5.00%, 2/15/26 (2)	35,000	36
Federal Realty Investment Trust, 2.55%, 1/15/21	60,000	61
Fifth Third Bancorp, 4.30%, 1/16/24	65,000	68
FirstEnergy Transmission, 4.35%, 1/15/25 (2)	65,000	69
Florida Gas Transmission, 3.875%, 7/15/22 (2)	20,000	20
Florida Gas Transmission, 4.35%, 7/15/25 (2)	15,000	15
Ford Motor, 4.75%, 1/15/43	90,000	93
GATX, 1.25%, 3/4/17	10,000	10
GATX, 2.60%, 3/30/20	5,000	5
GE Capital, 1.625%, 4/2/18	50,000	51
GE Capital, 2.20%, 1/9/20	60,000	62
General Motors, 4.00%, 4/1/25	55,000	56
General Motors Financial, 3.10%, 1/15/19	45,000	46
General Motors Financial, 3.15%, 1/15/20	20,000	20
George Washington University, 4.30%, 9/15/44	15,000	15
Gilead Sciences, 3.25%, 9/1/22	20,000	21
Goldman Sachs, 2.625%, 1/31/19	45,000	46
Goldman Sachs, 2.75%, 9/15/20	50,000	51
Goldman Sachs, 4.25%, 10/21/25	45,000	46
Goldman Sachs, 5.15%, 5/22/45	15,000	15
Goldman Sachs, 6.75%, 10/1/37	10,000	12
Goldman Sachs, 7.50%, 2/15/19	20,000	23
Harris, 4.854%, 4/27/35	50,000	53
Harvard University, Presidents & Fellows, 3.619%, 10/1/37	25,000	26
Howard Hughes Medical Institute, 3.50%, 9/1/23	20,000	22
HP Enterprise, 2.45%, 10/5/17 (2)	50,000	51
Humana, 2.625%, 10/1/19	25,000	26
Hyatt Hotels, 3.375%, 7/15/23	30,000	30

Intercontinental Exchange, 2.50%, 10/15/18	5,000	5
Intercontinental Exchange, 3.75%, 12/1/25	75,000	78
International Paper, 5.00%, 9/15/35	35,000	37
Interpublic Group of Companies, 4.00%, 3/15/22	55,000	57
J.B. Hunt Transportation Services, 2.40%, 3/15/19	5,000	5
John Deere Capital, 1.70%, 1/15/20	25,000	25
JPMorgan Chase, 1.625%, 5/15/18	20,000	20
JPMorgan Chase, 2.75%, 6/23/20	110,000	112
JPMorgan Chase, 3.375%, 5/1/23	90,000	91
Kansas City Southern, 4.30%, 5/15/43 (2)	25,000	24
Kentucky Utilities, 4.375%, 10/1/45	65,000	71
Keycorp, 2.90%, 9/15/20	40,000	41
Keysight Technologies, 3.30%, 10/30/19	25,000	25
Kilroy Realty, 4.25%, 8/15/29	25,000	26
Kilroy Realty, 4.375%, 10/1/25	15,000	16
Kimco Realty, 3.40%, 11/1/22	20,000	20
Kinder Morgan, 2.00%, 12/1/17	20,000	20
Kroger, 1.20%, 10/17/16	5,000	5
Liberty Mutual Group, 4.25%, 6/15/23 (2)	10,000	10
Liberty Mutual Group, 4.85%, 8/1/44 (2)	20,000	19
Lockheed Martin, 4.70%, 5/15/46	75,000	86
Marsh & McLennan, 2.35%, 9/10/19	50,000	50
Marsh & McLennan, 3.30%, 3/14/23	10,000	10
McKesson, 1.292%, 3/10/17	15,000	15
McKesson, 1.40%, 3/15/18	25,000	25
Mead Johnson Nutrition, 4.125%, 11/15/25	110,000	118
Medtronic, 2.50%, 3/15/20	40,000	41
Merrill Lynch, 6.875%, 4/25/18	25,000	27
Microsoft, 4.20%, 11/3/35	90,000	98
Morgan Stanley, 2.125%, 4/25/18	90,000	91
Morgan Stanley, 3.95%, 4/23/27	35,000	35
Morgan Stanley, 4.30%, 1/27/45	45,000	46
Nabors Industries, 2.35%, 9/15/16	5,000	5
National Rural Utilities Cooperative Finance, 2.35%, 6/15/20	10,000	10
NBC Universal, 5.15%, 4/30/20	40,000	45

Newell Rubbermaid, 3.90%, 11/1/25	20,000	20
Northern Trust, 3.95%, 10/30/25	25,000	27
O'Reilly Automotive, 3.55%, 3/15/26	20,000	21
O'Reilly Automotive, 3.80%, 9/1/22	25,000	26
Occidental Petroleum, 3.40%, 4/15/26	75,000	78
Oceaneering International, 4.65%, 11/15/24	4,000	4
Omnicom Group, 3.60%, 4/15/26	50,000	52
Omnicom Group, 3.65%, 11/1/24	50,000	53
Oracle, 2.25%, 10/8/19	25,000	26
Packaging Corporation of America, 3.65%, 9/15/24	15,000	15
Penske Truck Leasing, 2.50%, 6/15/19 (2)	20,000	20
Penske Truck Leasing, 3.20%, 7/15/20 (2)	65,000	66
PepsiCo, 3.10%, 7/17/22	45,000	48
Plains All American Pipeline, 3.60%, 11/1/24	45,000	40
PNC Funding, 3.30%, 3/8/22	20,000	21
Priceline Group, 3.65%, 3/15/25	30,000	31
Principal Financial Group, 3.30%, 9/15/22	25,000	26
Principal Financial Group, 3.40%, 5/15/25	35,000	35
Providence Health & Services, 4.379%, 10/1/23	25,000	28
Prudential Financial, 3.00%, 5/12/16	25,000	25
PSEG Power, 2.75%, 9/15/16	25,000	25
QVC, 4.85%, 4/1/24	20,000	20
Regency Centers, 5.875%, 6/15/17	19,000	20
Reinsurance Group of America, 5.00%, 6/1/21	20,000	22
Republic Services, 5.50%, 9/15/19	25,000	28
Reynolds American, 2.30%, 6/12/18	20,000	20
Roper Industries, 2.05%, 10/1/18	5,000	5
Roper Technologies, 3.00%, 12/15/20	50,000	52
SBA Tower Trust, 2.898%, 10/15/44 (2)	25,000	25
Simon Property Group, 3.375%, 10/1/24	45,000	48
Southern Company, 2.45%, 9/1/18	25,000	26
Southwest Airlines, 5.75%, 12/15/16	25,000	26
Spectra Energy Partners, 4.75%, 3/15/24	20,000	22
Stanley Black & Decker, 2.451%, 11/17/18	80,000	82
State Street, 2.55%, 8/18/20	65,000	67

State Street, 3.10%, 5/15/23	25,000	26
Thermo Fisher Scientific, 2.40%, 2/1/19	90,000	92
Time Warner Cable, 4.00%, 9/1/21	10,000	11
Time Warner Cable, 5.00%, 2/1/20	10,000	11
Time Warner Cable, 6.55%, 5/1/37	17,000	20
Time Warner Cable, 6.75%, 7/1/18	10,000	11
Time Warner Cable, 6.75%, 6/15/39	13,000	15
Time Warner Cable, 8.75%, 2/14/19	10,000	12
Toyota Motor Credit, 1.45%, 1/12/18	20,000	20
Toyota Motor Credit, 2.05%, 1/12/17	25,000	25
Trinity Health Credit Group, 4.125%, 12/1/45	25,000	25
Tyson Foods, 4.50%, 6/15/22	50,000	55
Union Pacific, 2.25%, 2/15/19	25,000	26
Union Pacific, 4.75%, 9/15/41	10,000	11
United Airlines Pass-Through Trust, ETC, 3.75%, 3/3/28	4,855	5
United Airlines Pass-Through Trust, ETC, 4.75%, 10/11/23	4,532	5
UnitedHealth Group, 3.75%, 7/15/25	40,000	43
Valspar, 3.95%, 1/15/26	35,000	36
Ventas Realty, 3.25%, 8/15/22	20,000	20
Verizon Communications, 2.625%, 2/21/20	121,000	125
Verizon Communications, 5.15%, 9/15/23	25,000	29
Verizon Communications, 6.40%, 9/15/33	35,000	44
Visa, 4.15%, 12/14/35	90,000	98
Walgreens Boots Alliance, 1.75%, 11/17/17	10,000	10
Weatherford International, 6.35%, 6/15/17	3,000	3
Wells Fargo, 3.50%, 3/8/22	95,000	101
Western Digital, 10.50%, 4/1/24 (2)	20,000	19
Western Gas Partners, 4.00%, 7/1/22	20,000	19
Western Gas Partners, 5.45%, 4/1/44	25,000	22
Whirlpool, 1.65%, 11/1/17	10,000	10
Williams Partners, 4.125%, 11/15/20	25,000	24
Xerox, 2.95%, 3/15/17	25,000	25
		7,566

Asset-Backed Securities 0.8%

Ally Auto Receivables Trust, Series 2015-1, Class A4 1.75%, 5/15/20	25,000	25
AmeriCredit Automobile Receivables Trust, Series 2013-2 Class B, 1.19%, 5/8/18	10,530	11
AmeriCredit Automobile Receivables Trust, Series 2013-3 Class A3, 0.92%, 4/9/18	2,340	2
AmeriCredit Automobile Receivables Trust, Series 2015-4 Class A3, 1.70%, 7/8/20	35,000	35
Arbys Funding, Series 2015-1A, Class A2 4.969%, 10/30/45 (2)	99,750	104
Ascentium Equipment Receivables, Series 2015-1A Class A3, 1.61%, 10/13/20 (2)	14,000	14
Ascentium Equipment Receivables, Series 2015-2A Class A3, 1.93%, 3/11/19 (2)	100,000	100
Capital Auto Receivables Asset Trust, Series 2015-3 Class A2, 1.72%, 1/22/19	15,000	15
Capital Auto Receivables Asset Trust, Series 2015-4 Class A4, 2.01%, 7/20/20	20,000	20
CarMax Auto Owner Trust, Series 2013-1, Class A4 0.89%, 8/17/18	20,000	20
CarMax Auto Owner Trust, Series 2015-4, Class A3 1.56%, 11/16/20	100,000	100
CNH Equipment Trust, Series 2013-C, Class A3 1.02%, 8/15/18	13,511	14
DB Master Finance, Series 2015-1A, Class A2II 3.98%, 2/20/45 (2)	49,500	49
Diamond Resorts Owner Trust, Series 2015-2, Class A 2.99%, 5/22/28 (2)	76,249	76
Ford Credit Auto Owner Trust, Series 2013-C, Class A4 1.25%, 10/15/18	10,000	10
John Deere Owner Trust, Series 2014-B, Class A3 1.07%, 11/15/18	45,000	45
Nissan Auto Lease Trust, Series 2015-B, Class A4 1.70%, 4/15/21	90,000	90
Nissan Auto Receivables Owner Trust, Series 2013-B Class A3, 0.84%, 11/15/17	6,147	6
Nissan Auto Receivables Owner Trust, Series 2015-B Class A4, 1.79%, 1/17/22	25,000	25

OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10%, 3/20/28 (2)	100,000	102
Sierra Receivables Funding, Series 2014-2A, Class A 2.05%, 6/20/31 (2)	38,224	38
Sierra Receivables Funding, Series 2015-3A, Class A 2.58%, 9/20/32 (2)	74,998	75
SMB Private Education Loan Trust, Series 2015-A Class A2A, 2.49%, 6/15/27 (2)	100,000	99
Synchrony Credit Card Master Note Trust, Series 2015-2 Class A, 1.60%, 4/15/21	100,000	100
Wendy's Funding, Series 2015-1A, Class A2II 4.08%, 6/15/45 (2)	99,500	98
World Omni Auto Receivables Trust, Series 2016-A Class A3, 1.77%, 9/15/21	70,000	70
		1,343
Non-U.S. Government Mortgage-Backed Securities 1.2%		
Banc of America Commercial Mortgage, Series 2006-3 Class AM, ARM, 6.085%, 7/10/44	40,000	40
Banc of America Commercial Mortgage, Series 2007-4 Class A4, ARM, 5.934%, 2/10/51	26,947	28
Banc of America Commercial Mortgage, Series 2007-4 Class AM, ARM, 6.001%, 2/10/51	25,000	26
Citigroup Commercial Mortgage Trust, Series 2014-GC19 Class A1, 1.199%, 3/10/47	19,725	20
Citigroup Commercial Mortgage Trust, Series 2015-GC33 Class A4, 3.778%, 9/10/58	25,000	27
Citigroup Commercial Mortgage Trust, Series 2015-GC35 Class A4, 3.818%, 11/10/48	90,000	97
Commercial Mortgage PTC, Series 2014-CR20, Class A1 1.324%, 11/10/47	7,649	8
Commercial Mortgage PTC, Series 2014-LC15, Class B ARM, 4.599%, 4/10/47	45,000	49
Commercial Mortgage PTC, Series 2014-UBS2, Class A1 1.298%, 3/10/47	20,841	21
Commercial Mortgage PTC, Series 2014-UBS5, Class A1 1.373%, 9/10/47	14,257	14
Commercial Mortgage PTC, Series 2015-CR24, Class A5 3.696%, 8/10/55	40,000	43

Commercial Mortgage PTC, Series 2015-LC21, Class A4 3.708%, 7/10/48	60,000	64
Commercial Mortgage PTC, Series 2015-LC23, Class A4 3.774%, 10/10/53	100,000	108
Connecticut Avenue Securities, Series 2015-C01, Class 1M1 CMO, ARM, 1.939%, 2/25/25	3,517	4
Connecticut Avenue Securities, Series 2015-C01, Class 2M1 CMO, ARM, 1.939%, 2/25/25	309	—
Connecticut Avenue Securities, Series 2015-C03, Class 1M1 CMO, ARM, 1.939%, 7/25/25	23,711	24
Connecticut Avenue Securities, Series 2015-C03, Class 2M1 CMO, ARM, 1.939%, 7/25/25	52,771	53
FREMF Mortgage Trust, Series 2014-K41, Class B, ARM 3.961%, 11/25/47 (2)	30,000	29
FREMF Mortgage Trust, Series 2015-K43, Class B, ARM 3.863%, 2/25/48 (2)	25,000	23
FREMF Mortgage Trust, Series 2015-K45, Class B, ARM 3.714%, 4/25/48 (2)	15,000	14
FREMF Mortgage Trust, Series 2015-K47, Class B, ARM 3.724%, 6/25/48 (2)	96,000	88
FREMF Mortgage Trust, Series 2015-K48, Class B, ARM 3.76%, 6/25/25 (2)	60,000	55
FREMF Mortgage Trust, Series 2015-K49, Class B, ARM 3.848%, 10/25/48 (2)	10,000	9
FREMF Mortgage Trust, Series 2015-K718, Class B, ARM 3.669%, 2/25/22 (2)	30,000	28
FREMF Mortgage Trust, Series 2015-K720, Class B, ARM 3.506%, 7/25/22 (2)	100,000	93
FREMF Mortgage Trust, Series 2016-K52, Class B, ARM 4.055%, 1/25/49 (2)	55,000	51
Goldman Sachs Mortgage Securities Trust, Series 2014-GC24 Class A1, 1.509%, 9/10/47	33,430	33
Goldman Sachs Mortgage Securities Trust, Series 2015-GC32 Class A4, 3.764%, 7/10/48	25,000	27
JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2014-C22, Class A1, 1.451%, 9/15/47	7,437	7
JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2014-C23, Class A1, 1.65%, 9/15/47	19,766	20
JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2015-C30, Class A5, 3.822%, 7/15/48	65,000	70

JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2015-C31, Class A3, 3.801%, 8/15/48	50,000	54
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB20, Class A4, ARM, 5.794%, 2/12/51	17,673	18
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A4, 3.102%, 5/15/46	20,000	21
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class B, ARM, 4.464%, 8/15/47	20,000	22
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class A1, 1.686%, 10/15/47	20,551	21
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM, 4.036%, 5/15/48	35,000	37
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27, Class A4, 3.753%, 12/15/47	85,000	91
Towd Point Mortgage Trust, Series 2015-5, Class A1B CMO, ARM, 2.75%, 5/25/55 (2)	133,077	133
Wells Fargo Commercial Mortgage Trust, Series 2015-C30 Class A4, 3.664%, 9/15/58	41,000	44
Wells Fargo Commercial Mortgage Trust, Series 2015-C31 Class A4, 3.695%, 11/15/48	100,000	107
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2 Class A5, ARM, 3.767%, 7/15/58	75,000	81
WF-RBS Commercial Mortgage Trust, Series 2013-C15 Class A1, 1.264%, 8/15/46	2,165	2
WF-RBS Commercial Mortgage Trust, Series 2013-C16 Class A1, 1.406%, 9/15/46	4,082	4
WF-RBS Commercial Mortgage Trust, Series 2013-C17 Class A1, 1.154%, 12/15/46	5,428	5
WF-RBS Commercial Mortgage Trust, Series 2014-C19 Class A1, 1.233%, 3/15/47	16,026	16
WF-RBS Commercial Mortgage Trust, Series 2014-C22 Class A1, 1.479%, 9/15/57	7,572	8
		1,837
U.S. Government & Agency Mortgage-Backed Securities 0.1% (7)		
Federal Home Loan Mortgage, 1.671%, 9/25/19	42,727	43
Federal Home Loan Mortgage, 2.413%, 8/25/47	8,561	9

Federal Home Loan Mortgage, 2.777%, 4/25/23	20,771	22
		74
U.S. Government Agency Obligations (Excluding Mortgage-Backed) 6.3%		
Federal Home Loan Mortgage, 0.75%, 1/12/18	50,000	50
Federal National Mortgage Assn., 0.875%, 10/26/17	140,000	140
U.S. Treasury Bonds, 2.50%, 2/15/45	95,000	92
U.S. Treasury Bonds, 2.875%, 8/15/45	345,000	360
U.S. Treasury Bonds, 3.125%, 11/15/41	917,000	1,011
U.S. Treasury Bonds, 3.125%, 2/15/43	20,000	22
U.S. Treasury Bonds, 3.125%, 8/15/44	375,000	411
U.S. Treasury Bonds, 3.00%, 11/15/44	395,000	422
U.S. Treasury Bonds, 3.00%, 5/15/45	410,000	438
U.S. Treasury Bonds, 3.50%, 2/15/39	105,000	124
U.S. Treasury Bonds, 3.625%, 8/15/43	195,000	235
U.S. Treasury Bonds, 3.875%, 8/15/40	215,000	268
U.S. Treasury Bonds, 4.50%, 5/15/38	50,000	68
U.S. Treasury Inflation-Indexed Bonds, 0.625%, 2/15/43	34,033	32
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42	36,726	36
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/45	161,102	156
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/46	40,027	42
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	36,217	42
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/40	186,490	239
U.S. Treasury Inflation-Indexed Bonds, 3.875%, 4/15/29	196,153	282
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/18	695,951	707
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/19	313,582	320
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/20	415,121	423
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/21	316,183	323
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/22	262,918	268
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	64,906	65
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/23	10,189	11
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25	336,943	345
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	482,681	504
U.S. Treasury Inflation-Indexed Notes, 1.125%, 1/15/21	34,684	37

U.S. Treasury Inflation-Indexed Notes, 1.25%, 7/15/20	537,082	577
U.S. Treasury Inflation-Indexed Notes, 1.375%, 1/15/20	164,469	176
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/18	154,714	161
U.S. Treasury Inflation-Indexed Notes, 2.50%, 7/15/16	18,785	19
U.S. Treasury Notes, 1.125%, 4/30/20	320,000	320
U.S. Treasury Notes, 1.125%, 2/28/21	650,000	646
U.S. Treasury Notes, 1.375%, 2/29/20	470,000	474
U.S. Treasury Notes, 1.50%, 5/31/19	50,000	51
U.S. Treasury Notes, 1.75%, 10/31/20	195,000	199
U.S. Treasury Notes, 2.125%, 8/15/21	10,000	10
U.S. Treasury Notes, 2.75%, 2/15/19	50,000	53
		10,159

Municipal Securities 0.2%

California, Build America, GO, 7.625%, 3/1/40	35,000	54
Denver School Dist. No. 1, Public Schools, Series B, GO, COP 4.242%, 12/15/37	15,000	16
Dormitory Auth. of the State of New York, Personal Income Tax Build America, 5.628%, 3/15/39	15,000	19
Florida State Board of Admin. Fin. Corp., Hurricane Catastrophe Fund, Series A, 2.107%, 7/1/18	20,000	20
Florida State Board of Admin. Fin. Corp., Series A 2.638%, 7/1/21	45,000	46
JobsOhio Beverage, Liquid Profits, Series B, 3.985%, 1/1/29	15,000	17
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	15,000	22
Maryland HHEFA, Univ. of Maryland Medical, Series B 4.665%, 7/1/36	20,000	21
Metropolitan Transportation Auth., Build America 5.871%, 11/15/39	15,000	19
Philadelphia Auth. For Ind. Dev., GO, 3.964%, 4/15/26	5,000	5
Port Auth. of New York & New Jersey, Series 182 5.31%, 8/1/46	20,000	22
Univ. of California Regents, Build America, 5.77%, 5/15/43	15,000	19
Univ. of California Regents, Series AJ, 4.601%, 5/15/31	25,000	28
Virginia Commonwealth Univ. Health System Auth., Series A 4.956%, 1/1/44	25,000	28
		336

SECURITIES LENDING COLLATERAL 0.1%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.1%		
Short-Term Funds 0.1%		
T. Rowe Price Short-Term Reserve Fund, 0.34% (8)(10)	19,529	195
Total Investments through Securities Lending Program with State Street Bank and Trust Company		195
Total Securities Lending Collateral (Cost $195)		195
Total Investments in Securities		
98.9% of Net Assets (Cost $151,003)		**$ 158,884**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares/Par are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,973 and represents 1.2% of net assets.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $31 and represents 0.0% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) All or a portion of this security is pledged to cover written call options at April 30, 2016.

(6) All or a portion of this security is on loan at April 30, 2016 -- total value of such securities at period-end amounts to $190. See Note 4.

(7) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(8) Affiliated Company

(9) SEC 30-day yield

(10) Seven-day yield

(11) Shares/Par amount represents the total number of share or total contract value of the securities underlying the options. See Note 3.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $151,003)	$ 158,884
Receivable for investment securities sold	2,577
Dividends and interest receivable	391
Cash deposits on futures contracts	387
Receivable for shares sold	257
Foreign currency (cost $57)	57
Unrealized gain on forward currency exchange contracts	49
Due from affiliates	4
Cash	2
Other assets	1,318
Total assets	163,926
Liabilities	
Payable for investment securities purchased	1,096
Unrealized loss on forward currency exchange contracts	272
Written options (premiums $193)	213
Obligation to return securities lending collateral	195
Payable for shares redeemed	87
Investment management fees payable	81
Variation margin payable on futures contracts	81
Due to affiliates	11
Other liabilities	1,174
Total liabilities	3,210
NET ASSETS	$ 160,716
Net Assets Consist of:	
Undistributed net investment income	$ 253
Accumulated undistributed net realized loss	(7,331)
Net unrealized gain	7,932
Paid-in capital applicable to 15,039,675 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	159,862
NET ASSETS	$ 160,716

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 4/30/16		Year Ended 10/31/15
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	689	$	1,227
Net realized loss		(4,514)		(819)
Change in net unrealized gain / loss		3,992		(1,066)
Increase (decrease) in net assets from operations		167		(658)
Distributions to shareholders				
Net investment income				
Investor Class		(1,456)		(796)
Advisor Class		(54)		(26)
Net realized gain				
Investor Class		(1,019)		(1,449)
Advisor Class		(38)		(47)
Decrease in net assets from distributions		(2,567)		(2,318)
Capital share transactions*				
Shares sold				
Investor Class		37,667		95,841
Advisor Class		3,576		2,432
I Class		250		–
Distributions reinvested				
Investor Class		2,011		1,426
Advisor Class		88		65
Shares redeemed				
Investor Class		(34,792)		(22,268)
Advisor Class		(939)		(336)
Increase in net assets from capital share transactions		7,861		77,160
Net Assets				
Increase during period		5,461		74,184
Beginning of period		155,255		81,071
End of period	**$**	**160,716**	**$**	**155,255**
Undistributed net investment income		253		1,074

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Global Allocation Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation and income. The fund has three classes of shares: the Global Allocation Fund original share class, referred to in this report as the Investor Class, incepted on May 28, 2013; the Global Allocation Fund–Advisor Class (Advisor Class), incepted on May 28, 2013; and the Global Allocation Fund–I Class (I Class), incepted on March 23, 2016. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. The Investor and I Classes do not pay Rule 12b-1 fees.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2016:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 6,071	$ —	$ —	$ 6,071
Argentina	233	4	—	237
Australia	—	1,869	—	1,869
Austria	—	80	—	80
Belgium	—	337	—	337
Brazil	160	1,055	—	1,215
Canada	349	1,604	—	1,953
Chile	29	78	—	107
China	1,223	2,336	13	3,572
Colombia	33	25	—	58
Denmark	—	728	—	728
Egypt	—	47	—	47
Finland	—	102	—	102
France	400	2,654	—	3,054
Georgia	—	28	—	28
Germany	—	2,565	—	2,565
Hong Kong	—	1,975	—	1,975
India	425	1,543	—	1,968
Indonesia	—	436	—	436
Ireland	60	248	—	308
Israel	186	86	—	272
Italy	3	634	—	637
Japan	—	8,115	—	8,115
Malaysia	—	116	—	116
Mexico	220	600	—	820

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2016, totaled $(140,000) for the six months ended April 30, 2016.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the Fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of April 30, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended April 30, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of April 30, 2016, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of April 30, 2016, cash of $387,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 3% and 9% of net assets.

Futures Contracts The fund is subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 6% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying security values and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended, April 30, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 2% and 7% of net assets. Transactions in written options and related premiums received during the six months ended April 30, 2016, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 14% of the fund’s net assets were invested in emerging markets and 2% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2016, the value of loaned securities was $190,000; the value of cash collateral and related investments was $195,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy private investment company, to gain exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds. Blackstone Partners and its underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and its underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners and certain of its underlying funds are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of April 30, 2016, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $46,856,000 and $37,480,000, respectively, for the six months ended April 30, 2016. Purchases and sales of U.S. government securities aggregated $4,850,000 and $6,395,000, respectively, for the six months ended April 30, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2015, the fund had $541,000 of available capital loss carryforwards.

At April 30, 2016, the cost of investments for federal income tax purposes was $153,254,000. Net unrealized gain aggregated $5,681,000 at period-end, of which $12,448,000 related to appreciated investments and $6,767,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2016, the fund had no deferred tax liability attributable to foreign securities and $8,000 of foreign capital loss carryforwards, including $8,000 that expire in 2024.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2016, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended April 30, 2016, Investor Class operated below its expense limitation.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements $17,000 of expenses were repaid to Price Associates during the six months ended April 30, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $718,000 remain subject to repayment by the fund at April 30, 2016.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor and I Classes. For the six months ended April 30, 2016, expenses incurred pursuant to these service agreements were $25,000 for Price Associates; $33,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended April 30, 2016, are as follows:

As of April 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, representing 17% of the Investor Class’s net assets, 25,000 shares of the Advisor Class, representing 4% of the Advisor Class’s net assets, and 23,878 shares of the I Class, representing 100% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 8 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $500 million, 364-day, syndicated credit facility (the facility) pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.00% plus the Federal Funds rate. A commitment fee, equal to 0.12% per annum of the average daily undrawn commitment is accrued daily and paid quarterly; legal and administrative fees are recognized as incurred. All fees are allocated to the participating funds based on each fund’s relative net assets and are reflected as a component of interest expense in the accompanying financial statements. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. At April 30, 2016, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility was $500,000,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized since-inception return, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund, in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the Investor Class and Advisor Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board, after including reductions of the management fee that resulted from the fund’s investments in other T. Rowe Price funds, indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio, after including fee waivers and/or expenses paid by the Advisor pursuant to the contractual expense limitations, was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds (for the Investor Class), and below the median for comparable funds (for the Advisor Class).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Allocation Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 16, 2016